SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                            September 12, 2001
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                    (Date of earliest event reported)


                        Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-27942                     23-2828883
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                    19401
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(Address of principal executive offices)                          (Zip Code)


                              (610) 251-1600
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



Item 5.  Other Events

    On September 12, 2001, Commonwealth Bancorp, Inc. announced that its
Board of Directors has declared a cash dividend of $0.14 per share of common stock, payable on October 12, 2001 to shareholders of record at the close of
business on September 28, 2001.   For additional information, reference is
made to the Press Release, dated September 12, 2001, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated September 12, 2001







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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    COMMONWEALTH BANCORP, INC.




Date: September 13,  2001           By:  /s/Charles M. Johnston
                                         -------------------------------
                                         Charles M. Johnston
                                         Chief Financial Officer




















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